United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

CHINA JO-JO DRUGSTORES, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Hai Wai Hai Tongxin Mansion Floor 6 Gong Shu District,

Hangzhou City, Zhejiang Province, People’s Republic of China, 310008

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86-571-88219579

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2018, China Jo-Jo Drugstores, Inc. (the “Company”) issued a press release announcing certain financial results for the fiscal quarter ended September 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

This information under this Item 2.02 and the press release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated November 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA JO-JO DRUGSTORES, INC.

Date: November 14, 2018	By:	/s/ Ming Zhao
	Name:	Ming Zhao
	Title:	Chief Financial Officer

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